AMENDMENT AGREEMENT

THIS AGREEMENT is dated for reference February 1, 2010.

BETWEEN:

COUNTY LINE ENERGY CORP., an Alberta corporation with an office located at 100-11245 Valley Ridge Drive N.W., Calgary, Alberta, Canada T3B 5V4.

("County Line")

AND:

NUANCE EXPLORATION LTD., an Alberta corporation with an office located at 219-708 11th Avenue S.W., Calgary, Alberta, Canada T2R 0E4

("Nuance")

AND:

FORCE ENERGY CORP., a Nevada Corporation with an office located at 219-708 11th Avenue S.W., Calgary, Alberta, Canada T2R 0E4

("Force")

WHEREAS:

A. Pursuant to an Addendum Agreement between County Line and Force dated October 16, 2009 (the "Addendum Agreement"), County Line assigned a 30% working interest in the 10D Hayter 10-8-40-1 W4M Well (the "Well") to Force.

B. Prior to the Addendum Agreement, Nuance (a subsidiary of Force), held a 20% interest in the Well, which was acquired by Nuance pursuant to the terms of a Participation Agreement between County Line and Nuance dated November 30, 2007 (the "Participation Agreement").

C. The parties acknowledge that the reference to Force set out in the Addendum Agreement is an error, and that the parties originally intended that the 30% working interest in the Well was to be assigned to Nuance instead of Force.

NOW THEREFORE, in consideration of the sum of $10.00 paid by each party to the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties hereto agree as follows:

1. Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement have the meaning ascribed to such term in the Addendum Agreement.

2. The recitals and covenants of the Addendum Agreement are hereby amended by deleting any reference to Force in its entirety and replacing such references with Nuance.

3. The Addendum Agreement will be deemed to be amended in all manners and respects in order to give full force and effect to this Agreement and, in all other respects, the Addendum Agreement will remain unchanged and in full force and effect.

4. This Agreement may be executed in multiple counterparts and all counterparts taken together shall be deemed to constitute one and the same document. This Agreement may be executed and delivered by facsimile or electronic transmission.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COUNTY LINE ENERGY CORP.

Per: ______________________
Authorized Signatory

FORCE ENERGY CORP.

Per: ______________________
Authorized Signatory

NUANCE EXPLORATION LTD.

Per: ______________________
Authorized Signatory